UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 26, 2021
Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally chartered corporation of the United States	000-52004	48-0561319
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 SW Wanamaker Road, Topeka, KS		66606
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 785.233.0507

Not Applicable
___________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 16, 2021, the Federal Home Loan Bank of Topeka (FHLBank) disclosed in a Current Report on Form 8-K/A filed with the Securities and Exchange Commission that Patrick C. Doran’s employment with of FHLBank ended on September 10, 2021.

On October 26, 2021, FHLBank received non-objection from the Federal Housing Finance Agency regarding a Severance Agreement and General Release (Severance Agreement) entered into between FHLBank and Mr. Doran on October 19, 2021. Pursuant to FHLBank’s current compensation and benefit arrangements and the Severance Agreement entered into between FHLBank and Mr. Doran, Mr. Doran will receive salary equal to his base salary as of the date of his termination for a period of 12 months and will receive a cash payment of $49,557 to compensate Mr. Doran for the cost of health insurance for he and his dependents for approximately 24 months. In addition, Mr. Doran is eligible to receive awards of incentive compensation under FHLBank’s Executive Incentive Compensation Plan (EICP). Specifically, Mr. Doran is eligible to receive a pro-rated portion of the Total Base Opportunity for the Base Performance Period ending December 31, 2021, and Deferred Incentives for all outstanding Deferral Performance Periods, contingent on FHLBank’s achievement of certain goals during each of those Deferral Performance Periods. Should FHLBank make a cash bonus payment to Named Executive Officers associated with certain prior Deferred Incentives, Mr. Doran will also receive a payment calculated in the same manner as the payment made to other Named Executive Officers. Payment of the Cash Incentive and Deferred Incentives is subject to the terms, conditions and achievement levels under the EICP and the associated targets documents. FHLBank’s level of achievement for the performance goals under the EICP have not yet been calculated.

The Severance Agreement includes various other provisions customarily contained in an agreement of its nature, including restrictive covenants and certain legal releases of FHLBank by Mr. Doran.

The foregoing summary of the Severance Agreement is qualified in its entirety by reference to the Severance Agreement attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits 10.1. Severance Agreement and General Release, entered into on October 19, 2021

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index	Exhibit Description
10.1	Severance Agreement and General Release, entered into on October 19, 2021
104	Cover Page Interactive Data File embedded within the Inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

10/27/2021	By: /s/ Carl M. Koupal, III
Date	Name: Carl M. Koupal, III
Title: Senior Vice President, Chief Compliance and Ethics Officer & General Counsel, Corporate Secretary